April 22, 2009

DREYFUS NEW YORK AMT-FREE MUNICIPAL BOND FUND (the “fund”)

Supplement to Prospectus dated April 1, 2009

The following information supersedes and replaces any contrary information contained in the section of the fund’s prospectus entitled “Management – Investment Adviser”:

The fund’s primary portfolio manager is Joseph P. Darcy, a position he has held since October 2008. Steven Harvey also serves as an additional portfolio manager, a position he has held since April 2009. Mr. Darcy is a portfolio manager for Standish Asset Management Company LLC (“Standish”), an affiliate of Dreyfus, where he has been employed since April 2009. Mr. Darcy manages a number of national and state-specific municipal bond funds managed by Dreyfus, where he has been employed since 1994. Mr. Harvey is a senior portfolio manager for tax-sensitive strategies at Standish, where he has been employed since 2000. Mr. Harvey manages tax-sensitive portfolios for institutional, insurance, mutual fund and high net worth clients. Mr. Harvey has also been employed by Dreyfus since April 2009.